UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2005

TEXAS PACIFIC LAND TRUST
(Exact Name of Registrant as Specified in its Charter)

Not Applicable	1-737	75-0279735
(State or Other	(Commission File Number)	(I.R.S. Employee
Jurisdiction of Incorporation)		Identification Number)

1700 Pacific Avenue, Suite 1670, Dallas, Texas 75201
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:    214-969-5530

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

                Texas Pacific Land Trust (the “Trust”) hereby incorporates by reference the contents of a Report of Operations — Unaudited, announcing certain of its financial results for the three month and one year periods ended December 31, 2004, respectively, which was released to the press on February 2, 2005. A copy of the report of operations is furnished as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Report of Operations – Unaudited of Texas Pacific Land Trust, for the Three Month and One Year Periods Ended December 31, 2004 and 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        TEXAS PACIFIC LAND TRUST

Date: February 2, 2005	By:/s/ Roy Thomas Roy Thomas, General Agent and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Report of Operations – Unaudited of Texas Pacific Land Trust, for the Three Month and One Year Periods Ended December 31, 2004 and 2003.